UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

October 25, 2017

LIPOCINE INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 994-7383

Former name or former address, if changed since last report: Not Applicable

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

The Company will present data from its Dosing Validation (“DV”) clinical study and the Dosing Flexibility (“DF”) clinical study of TLANDO at the 2017 Annual Fall Meeting of the Sexual Medicine Society of North America ("SMSNA") in San Antonio, TX. The Company’s materials to be used in the various presentations are attached hereto as Exhibit 99.1 and Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Efficacy and Safety of Oral Testosterone Replacement Therapy (LPCN 1021): Analysis of Two Fixed-Dose Regimens

99.2	Pharmacokinetic Comparison of Two Fixed-dose Regimens of an Oral Testosterone Replacement Therapy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	October 25, 2017	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer